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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                               SEPTEMBER 13, 2007

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            COLORADO                    000-51443               84-1573852
         (State or other        (Commission File Number)       (IRS Employer
 jurisdiction of incorporation)                           Identification Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9305
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


         On September 13, 2007, the Compensation Committee (the "Committee") of the Board of Directors of Raptor Networks Technology, Inc. (the "Company") approved cash incentive compensation awards for certain executive officers of the Company. The Committee approved incentive compensation awards of ten thousand dollars ($10,000) each to Thomas Wittenschlaeger, Chairman of the Board, President and Chief Executive Officer, and Bob van Leyen, Chief Financial Officer and Secretary. The awards are payable immediately and were made in consideration for services rendered.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 14, 2007           RAPTOR NETWORKS TECHNOLOGY, INC.




                                   By:  /S/ BOB VAN LEYEN
                                        ------------------------------------
                                         Bob van Leyen
                                         Chief Financial Officer and Secretary